Exhibit 10.3

OMNIBUS SECOND AMENDMENT TO

FOUNDER SHARE SUBSCRIPTION AGREEMENTS

THIS SECOND AMENDMENT TO FOUNDER SHARES SUBSCRIPTION AGREEMENTS (this “Second Amendment”), dated this 7th day of December, 2017, between GigCapital, Inc., a Delaware corporation (the “Company”), on the one hand, and each of GigAcquisitions, LLC, a Delaware limited liability company (“Sponsor”), Cowen Investments, LLC, a Delaware limited liability company (“Cowen Investments”), Irwin Silverberg (“Silverberg”), and Jeffrey Bernstein (“Bernstein” and, collectively with Sponsor, Cowen Investments and Silverberg, the “Founders”), on the other hand, is to evidence:

WHEREAS, pursuant to separate subscription agreements, each in substantially similar form to the other, dated October 11, 2017 (as previously amended by the First Amendment, as defined below, the “Subscription Agreements”), the Founders subscribed for an aggregate of 4,267,500 shares (the “Founder Shares”) of the common stock, par value $0.0001 per share (“Common Stock”);

WHEREAS, pursuant to that certain Omnibus First Amendment to Founder Share Subscription Agreements, dated November 14, 2017 (the “First Amendment”), the Founders forfeited an aggregate of 20,000 Founder Shares on a pro rata basis, for no consideration, and the Company immediately cancelled such forfeited Founder Shares; and

WHEREAS, the Company and the Founders desire to further reduce the aggregate outstanding number of Founder Shares by 718,750, on a pro rata basis among the Founders, and to adjust the number of Founder Shares held by each Founder that are subject to forfeiture if the Over-Allotment Option is not fully exercised (collectively, the “Reduction”), but to otherwise effectuate no change to the terms of the Subscription Agreements including the amount of consideration initially paid for such Founder Shares by the respective Founders; and

NOW, THEREFORE, the parties hereto agree as follows:

1. Capitalized terms used herein but not otherwise defined herein shall have the definitions ascribed to them in the Subscription Agreements.

2. Sponsor’s Subscription Agreement shall hereafter reflect a subscription for an aggregate of 2,856,607 Founder Shares, of which 379,464 shares are subject to forfeiture if the Over-Allotment Option is not fully exercised. In order to effectuate the Reduction, 581,846 Founder Shares held by Sponsor immediately prior to the Reduction are hereby forfeited, and are immediately cancelled, for no consideration.

3. Cowen Investments’ Subscription Agreement shall hereafter reflect a subscription for an aggregate of 470,500 Founder Shares, of which 62,500 shares are subject to forfeiture if the Over-Allotment Option is not fully exercised. In order to effectuate the Reduction, 95,833 Founder Shares held by Cowen Investments immediately prior to the Reduction are hereby forfeited, and are immediately cancelled, for no consideration.

4. Silverberg’s Subscription Agreement shall hereafter reflect a subscription for an aggregate of 181,479 Founder Shares, of which 24,108 shares are subject to forfeiture if the Over-Allotment Option is not fully exercised. In order to effectuate the Reduction, Founder Shares held by Silverberg immediately prior to the Reduction, 36,964 Found Shares are hereby forfeited, and are immediately cancelled, for no consideration.

5. Bernstein’s Subscription Agreement shall hereafter reflect a subscription for an aggregate of 20,164 Founder Shares, of which 2,678 shares are subject to forfeiture if the Over-Allotment Option is not fully exercised. In order to effectuate the Reduction, 4,107 Founder Shares held by Bernstein immediately prior to the Reduction are hereby forfeited, and are immediately cancelled, for no consideration.

6. Except as expressly modified by this Second Amendment, all terms and conditions of each of the Subscription Agreements shall remain in full force and effect.

7. This Second Amendment is governed by, and shall be construed and enforced in accordance with, the laws of the state of New York.

8. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

THE COMPANY:

GIGCAPITAL, INC.

/s/ Avi S. Katz
Dr. Avi S. Katz, President and Executive Chairman of the Board of Directors

FOUNDERS:

GIGACQUISITIONS, LLC

/s/ Avi S. Katz
Dr. Avi S. Katz, Manager

COWEN INVESTMENTS LLC

/s/ Stephen Lasota
Stephen Lasota, Chief Financial Officer

/s/ Irwin Silverberg
Irwin Silverberg

/s/ Jeffrey Bernstein
Jeffrey Bernstein

Signature page to Second Amendment to Founder Share Subscription Agreements